UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  April 15, 2014

GS Mortgage Securities Trust 2014-GC20
(Exact name of issuing entity)

GS Mortgage Securities Corporation II
(Exact name of the depositor as specified in its charter)

Goldman Sachs Mortgage Company
Citigroup Global Markets Realty Corp.
Starwood Mortgage Funding I LLC
MC-Five Mile Commercial Mortgage Finance LLC
Redwood Commercial Mortgage Corporation
(Exact name of sponsors as specified in their charters)

Delaware	333-191331-03	22-3442024
(State or other jurisdiction	(Commission File Number	(IRS Employer Identification
of incorporation of depositor)	of issuing entity)	No. of depositor)

200 West Street
New York, New York	10282
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code  (212) 902-1000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.     Other Events.

On April 15, 2014, GS Mortgage Securities Corporation II (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of April 1, 2014 (the “Pooling and Servicing Agreement”), among the Depositor, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator and as trustee, of GS Mortgage Securities Trust 2014-GC20, Commercial Mortgage Pass-Through Certificates, Series 2014-GC20 (the “Certificates”).

The Certificates will consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B, Class PEZ and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class X-C, Class X-D, Class D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”).

All of the Public Certificates, having an aggregate initial principal amount of $1,028,339,000, were sold to Goldman, Sachs & Co. (“GS&Co.”), Citigroup Global Markets Inc. (“Citigroup”) and Drexel Hamilton, LLC (“Drexel”, and together with GS&Co. and Citigroup, in such capacities, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of March 27, 2014 (the “Underwriting Agreement”), among the Depositor and the Underwriters.  GS&Co. and Citigroup are acting as the co-lead managers.  The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Base Prospectus, dated March 21, 2014, as supplemented by the Prospectus Supplement, dated March 31, 2014, in negotiated transactions or otherwise at varying prices determined at the time of sale.

All of the Private Certificates, having an aggregate initial principal amount of $248,220,724, were sold to GS&Co., Citigroup, Drexel, UBS  Securities LLC (“UBS”) and Wells Fargo Securities, LLC (together with GS&Co., Citigroup, Drexel and UBS, in such capacities, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of March 27, 2014, between the Depositor and the Initial Purchasers. The Private Certificates were sold in a private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in GS Mortgage Securities Trust 2014-GC20 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement.  The assets of the Issuing Entity consist primarily of 63 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 127 commercial, multifamily and manufactured housing community properties.  The Mortgage Loans were acquired by the Depositor from (i) Goldman Sachs Mortgage Company (“GSMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2014 (the “GSMC Purchase Agreement”), between the Depositor and GSMC, (ii) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2014 the “CGMRC Purchase Agreement”), between the Depositor and CGMRC, (iii) Starwood Mortgage Funding I LLC (“Starwood”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2014 (the “Starwood Purchase Agreement”), between the Depositor and Starwood, (iv) MC-Five Mile Commercial Mortgage Finance LLC (“Five Mile”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2014 (the “Five Mile Purchase Agreement”), between the Depositor and Five Mile and (v) Redwood Commercial Mortgage Corporation (“RCMC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of April 1, 2014 (together with the GSMC Purchase Agreement, the CGMRC Purchase Agreement, the Starwood Purchase Agreement and the Five Mile Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor, Redwood Trust, Inc. and RCMC.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from GSMC, CGMRC, Starwood, Five Mile and RCMC.  The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of approximately $7,051,662, were approximately $1,219,731,793.  Of the expenses paid by the Depositor, approximately $1,033,404 were paid directly to affiliates of the Depositor, approximately $1,654,319  in the form of fees were paid to the Underwriters and the Initial Purchasers, approximately $75,000  were paid to or for the Underwriters and the Initial Purchasers, and approximately $5,222,344  were other expenses.  All of the foregoing expense amounts are the Depositor's reasonable estimates of such expenses.  No underwriting discounts and commissions or finder's fees were paid by the Depositor.

Further information regarding such sales relating to the price per class of Public Certificates is set forth on Schedule II to the Underwriting Agreement attached as an exhibit to this Form 8-K.

Further information regarding such sales has been previously provided in the Depositor’s Prospectus Supplement, dated March 31, 2014 to the Prospectus, dated March 21, 2014.  The related registration statement (file no. 333-191331) was originally declared effective on October 21, 2013.

The Underwriting Agreement, the Pooling and Servicing Agreement and the Mortgage Loan Purchase Agreements are attached as exhibits to this Form 8-K.

Item 9.01.                Financial Statements, Pro Forma Financial Information and Exhibits.

(d)           Exhibits

Exhibit 1
Underwriting Agreement, dated as of March 27, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.

Exhibit 4
Pooling and Servicing Agreement, dated as of April 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor, and Wells Fargo Bank, National Association, as certificate administrator and trustee.

Exhibit 5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014.

Exhibit 8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014
(included as part of Exhibit 5).

Exhibit 10.1
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.

Exhibit 10.2
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.

Exhibit 10.3
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.

Exhibit 10.4
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.

Exhibit 10.5
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between Redwood Commercial Mortgage Corporation, Redwood Trust, Inc. and GS Mortgage Securities Corporation II, pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to the depositor.

Exhibit 10.6	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, between KeyBank National Association and Berkadia Commercial Mortgage LLC.

Exhibit 23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014 (included as part of Exhibit 5).

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: April 15, 2014	GS MORTGAGE SECURITIES CORPORATION II

	By:	/s/ J. Theodore Borter
Name: J. Theodore Borter
Title: President

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1
Underwriting Agreement, dated as of March 27, 2014, by and among GS Mortgage Securities Corporation II, as depositor, and Goldman, Sachs & Co., Citigroup Global Markets Inc. and Drexel Hamilton, LLC, as underwriters.
(E)

4
Pooling and Servicing Agreement, dated as of April 1, 2014, by and among GS Mortgage Securities Corporation II, as depositor, KeyBank National Association, as master servicer, LNR Partners, LLC, as special servicer, Trimont Real Estate Advisors, Inc., as operating advisor and Wells Fargo Bank, National Association, as certificate administrator and trustee.
(E)

5	Legality Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014.	(E)

8	Tax Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014 (included as part of Exhibit 5).	(E)

10.1
Mortgage Loan Purchase Agreement, dated as of April 1, 2014, between Goldman Sachs Mortgage Company and GS Mortgage Securities Corporation II, pursuant to which Goldman Sachs Mortgage Company sold certain mortgage loans to the depositor.
(E)

10.2
Mortgage Loan Purchase Agreement, dated as of April  1, 2014, between Citigroup Global Markets Realty Corp. and GS Mortgage Securities Corporation II, pursuant to which Citigroup Global Markets Realty Corp. sold certain mortgage loans to the depositor.
(E)

10.3
Mortgage Loan Purchase Agreement, dated as of April  1, 2014, between Starwood Mortgage Funding I LLC and GS Mortgage Securities Corporation II, pursuant to which Starwood Mortgage Funding I LLC sold certain mortgage loans to the depositor.
(E)

10.4
Mortgage Loan Purchase Agreement, dated as of April  1, 2014, between MC-Five Mile Commercial Mortgage Finance LLC and GS Mortgage Securities Corporation II, pursuant to which MC-Five Mile Commercial Mortgage Finance LLC sold certain mortgage loans to the depositor.
(E)

10.5
Mortgage Loan Purchase Agreement, dated as of April  1, 2014, between Redwood Commercial Mortgage Corporation, Redwood Trust, Inc. and GS Mortgage Securities Corporation II, pursuant to which Redwood Commercial Mortgage Corporation sold certain mortgage loans to the depositor.
(E)

10.6	Amended and Restated Subservicing Agreement, dated as of January 18, 2013, between KeyBank National Association and Berkadia Commercial Mortgage LLC.	(E)

23	Consent Opinion of Cadwalader, Wickersham & Taft LLP, dated April 15, 2014 (included as part of Exhibit 5).	(E)